POWER OF ATTORNEY

 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer or director of ALCOA INC., a Pennsylvania corporation (the "Company"), hereby names,

constitutes and appoints the Secretary and each Assistant Secretary of the Company, or any of them, the undersigned's true and lawful attorney-in-fact and agent to:

      (1)  prepare, sign for and on behalf of the undersigned, and submit to the U.S. Securities and Exchange Commission (the "SEC"), a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passphrases and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

      (2) prepare, and sign for and on behalf of the undersigned, as to any equity securities of the Company, Forms 3, 4 and/or 5, including amendments thereto, in accordance with

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

      (3) timely file any such Forms 3, 4 and/or 5, including amendments thereto, with the

SEC and any stock exchange or similar authority and deliver a copy thereof to the Company in care of the Secretary; and

      (4) take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

       The undersigned hereby grants to each of such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date set opposite the signature below.

Signature:  /s/ Ratan N. Tata      February 20, 2007

Name:   Ratan N. Tata      Date